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                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------



As independent public accountants, we hereby consent to the use of our report dated July 16, 1999 and to all references to our Firm included in or made a part of this Post-Effective Amendment No. 5.


                                                  /s/ Arthur Andersen LLP
                                                  ------------------------------
                                                      ARTHUR ANDERSEN LLP





Cincinnati, Ohio,
 October 26, 1999